================================================================================

                                   SEMIANNUAL
                                     REPORT

                               Select Value Fund
                              -------------------
                                Value Plus Fund
                              -------------------
                                   Value Fund
                              -------------------
                                 June 30, 2002



                             [Heartland Funds Logo]

                                TABLE OF CONTENTS
                                 ---------------

EQUITY FUNDS
--------------------------------------------------------------------------------
   Letter to Shareholders ...................................................  2
   Select Value Fund Management's Discussion of Fund Performance ............  4
   Value Plus Fund Management's Discussion of Fund Performance ..............  6
   Value Fund Management's Discussion of Fund Performance ...................  8

   Financial Statements

     Schedule of Investments ................................................ 10
     Statements of Assets and Liabilities ................................... 17
     Statements of Operations ............................................... 18
     Statements of Changes in Net Assets .................................... 19
     Financial Highlights ................................................... 20

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
   Notes to Financial Statements ............................................ 23
   Definitions .............................................................. 28

DEAR SHAREHOLDER
--------------------------------------------------------------------------------
[Photo Here]

This year, I will be celebrating my 34th anniversary of being in the money management business, and one of the most valuable things I have ever learned is how important it is to keep a long-term perspective. I have personally experienced five previous Bear Markets. Each down cycle had its own unique characteristics. Each seemed intolerably long. And they all created tremendous opportunities to buy great companies at discount prices.

The current pessimism on Wall Street and Main Street is easy to rationalize. After all, at the midway point in the year, the S&P 500 Index, coming off back-to-back down years in 2000 and 2001, was down another -13.40%. Three negative years in a row hasn't happened to this large capitalization benchmark since 1941. The Dow Jones Industrial Average and the NASDAQ Composite appear well on their way to similar fates.

The positive performances of Heartland Funds do offer a buoyant contrast to this pessimism, and we invite you to read about all of our equity funds in this report.

Value Investing Means Finding Opportunities

People who know us well are not surprised to hear that our views differ from the herd. As value investors, we have a certain contrarian bent. We look for stocks that are attractively priced relative to their true worth. Often, these are unloved and under-owned companies in out of favor sectors of the market. While we are aware of the current blanket of cynicism that covers Wall Street, we believe that with all of the negative events getting so much publicity, it may be difficult for the market to move significantly lower.

More importantly, based on our disciplined investment process, we are continuing to find what we believe to be many compelling bargains. Yet another reason to be optimistic.

Limiting the Downside

At Heartland, we look for stocks with low prices relative to their earnings, cash flows, and book value. We are value investors. Typically, this means investing in companies with rather low expectations, but that we believe possess significant potential. In contrast to other equity investment strategies, this

2 Semi-Annual Report

--------------------------------------------------------------------------------

approach is designed to limit downside risk. To us, it is the most prudent way to construct a portfolio - that's the origin of Heartland's Equity Ten-Point Value Investment Grid./TM/


More Positives

Despite all of the doom-and-gloom headlines, shareholders should be aware that the U.S. economy was growing in the first and second quarters of 2002. Going back to Investing 101, we remember that the economy drives earnings, and in turn, earnings drive stock prices. This is certainly not an absolute, but there are other reasons to be a buyer. For example, interest rates are at 40-year lows and the money supply is expanding. The low cost of borrowing is creating a favorable environment for consumers and for select individual companies. Add that to the almost complete non-existence of inflation, and it becomes even more difficult for us to have a pessimistic outlook.

What's Next?

Could the major market indices go lower? That's always true, but at the current levels, we believe that there is more risk in being on the sidelines than there is in being invested in companies with positive earnings, good management, and solid balance sheets. We would never try to pick a market bottom. What we do is identify individual stocks that we think represent good values for the long-term investor. We believe it's a great time to be a Heartland value investor!

Sincerely,
/S/ William J. Nasgovitz
William J. Nasgovitz
President

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

Index definitions and investment terms are listed on the final page of this report. It is not possible to invest directly in an index.

As of June 30, 2002, the average annual total returns for the one year, three year, five year and ten year periods of the S&P 500 were -17.99%, -9.18%, 3.66% and 11.43%, respectively; of the Dow Jones Industrial Average were -11.99%, -5.56%, 3.80% and 10.79%, respectively; and of the NASDAQ Composite were -32.30%, -18.33%, 0.29% and 10.01%, respectively.

Heartland's Equity
Ten-Point Value
Investment Grid /TM/

The Investment Principles
That Drive Heartland
-------------------------


1.   Catalyst for Recognition
2.   Low Price in Relation
     to Earnings
3.   Low Price in Relation
     to Cash Flow
4.   Low Price in Relation
     to Book Value
5.   Financial Soundness
6.   Positive Earnings Dynamics
7.   Business Strategy
8.   Capable Management
     and Insider Ownership
9.   Value of the Company
10.  Positive Technical Analysis

                                                                 June 30, 2002 3

--------------------------------------------------------------------------------

                           HEARTLAND SELECT VALUE FUND

                         Average Annual Total Returns/1/

                                             One        Three   Since Inception
                                             Year        Year     (10/11/96)
--------------------------------------------------------------------------------
Select Value Fund                           6.94%       12.03%      12.83%
--------------------------------------------------------------------------------
S&P MidCap 400 Barra Value Index/4/         3.09        11.13       14.92
--------------------------------------------------------------------------------
S&P 500 Index                             -17.99        -9.18        7.89
--------------------------------------------------------------------------------

            See footnote (1) for additional total return information.

--------------------------------------------------------------------------------
"For the one-year period ended June 30, 2002, according to Lipper, the Heartland Select Value Fund ranked #1 out of the 497 funds in their multi-cap value fund category for total return./2/"
--------------------------------------------------------------------------------

[Photo Here]
M. Gerard Sandel, CFA
Lead Portfolio Manager

[Photo Here]
Eric J. Miller, CMA
Portfolio Co-Manager

The Heartland Select Value Fund posted a total return of -2.02% in the first half of 2002. That was ahead of the S&P 500 Index of stocks representing major U.S. industries, which lost -13.16% of its value in the first six months of the year. The benchmark for the Fund, the S&P MidCap 400 Barra Value Index, had a total return of 3.47% for the first half of the year.

Despite the record levels of volatility in the stock market, the Fund has continued to outperform its peers. For the one-year period ended June 30, 2002, according to Lipper, the Heartland Select Value Fund ranked #1 out of the 497 funds in their multi-cap value fund category for total return. We believe the Fund's longer-term performance is more important, and just as impressive. At quarter end, the Fund ranked in the top decile of its Lipper category for the two-year, three-year, and since inception (10/17/96) periods, and in the top quartile for the five-year period./2/

Economic Strength

On the broader front, the U.S. economy continued to perform in line with our expectations. Most notably, Gross Domestic Product (GDP) continued to benefit from the interest rate reductions the Federal Reserve undertook in the previous quarters. As a rule of thumb, such rate cuts take up to twelve months to work their way through to the real economy. In the first and second quarters of 2002, this very broad measure of economic growth was up 5.0% and 1.1%, respectively.

Home Refinancing...

Throughout the first half of the year, fuel to the U.S. economy continued to be provided by the consumer. One of the sources of strength in this sector was the positive effect of lower mortgage rates. In particular, lower mortgage rates offset the impact of the rising prices of single-family homes, and as a result, housing sales remained strong. These historically low rates also encouraged existing homeowners to re-finance their current mortgages.

Both of these trends benefited the First American Corp. (FAF) because most lenders require title insurance before they will approve a mortgage, whether it's for the purchase of a home or for re-financing, and FAF is one of the largest title insurers in the nation. The shareholders of the Select Value Fund benefited as FAF was one of the top contributors in the first half of this year./3/


4 Semi-Annual Report

          Select Value Fund
Growth of $10,000 since inception/1/

[GRAPHIC GOES HERE]

               Select Value     S&P Midcap 400/Barra Value     S&P 500

  Oct - 96       $10,000               $10,000                 $10,000
  Dec - 97       $12,905               $14,637                 $14,290
  Dec - 98       $13,129               $15,321                 $18,372
  Dec - 99       $13,385               $15,677                 $22,238
  Dec - 00       $17,485               $20,042                 $20,214
  Dec - 01       $20,357               $21,472                 $17,811
  Jun - 02       $19,946               $22,218                 $15,467

....Covers Garage Additions

Consumers, possibly taking advantage of lower monthly mortgage payments from a recent re-financing, have been buying more cars, trucks, and SUVs. This has added another positive catalyst to Borg-Warner, Inc. (BWA), a company that we believed was already well positioned. With strong cash flows and exceptional automotive driveline equipment, this company has been gaining market share at the expense of their competition. In addition, their state of the art, efficiency-improving technologies are gaining acceptance in Europe, a previously untapped market for the company.

Outlook

Although the volatility in the stock market has been persistent, the overall strength of the U.S. economy should create a more positive backdrop. As the recovery becomes more apparent, we believe investors will continue to prefer companies that are genuinely profitable, whether they are in the small, medium, or large capitalization sector. In addition, we believe our multi-cap value approach will potentially benefit the shareholders of the Select Value Fund in this environment.

                              Through June 30, 2002
--------------------------------------------------------------------------------
                       Portfolio Highlights and Statistics

Number of holdings (excludes cash equivalents) .............................47
Net assets ........................................................$71.67 mil.
NAV ....................................................................$16.95
Median market cap ..................................................$2,786 mil
Weighted average market cap .......................................$16,679 mil
Fund vs. S&P MidCap 400 Barra Value Index
   Alpha .................................................................0.17
   Beta ..................................................................0.82
   R-squared .............................................................0.77

                             Valuation Analysis

                                          [CHART]


Price/Earnings (Trailing 12-months)
Select Value Fund                    18.8x
S&P MidCap 400 Barra Value Index     18.8x
S&P 500                              25.8x

                                          [CHART]

Price/Cash Flow
Select Value Fund                    10.1x
S&P MidCap 400 Barra Value Index      8.0x
S&P 500                              13.6x

                                          [CHART]

Price/Book
Select Value Fund                     1.8x
S&P MidCap 400 Barra Value Index      1.8x
S&P 500                               3.7x


Based on 12-month actual earnings, excludes negative earnings.
Source: FactSet Systems, Inc. and Heartland Advisors, Inc.

   Top Ten Holdings - % of Net Assets (Excludes cash equivalents)

Stewart & Stevenson Services, Inc. .............. 2.9%
Boston Scientific Corp. ......................... 2.9
Allstate Corp. .................................. 2.7
Carlisle Companies, Inc. ........................ 2.7
SBC Communications, Inc. ........................ 2.6
Mylan Laboratories, Inc. ........................ 2.6
Washington Mutual, Inc. ......................... 2.5
Bowater, Inc. ................................... 2.4
Boeing Co. ...................................... 2.4
First American Corp. ............................ 2.4

The Fund invests in small- and mid-sized companies that are less liquid than large companies. The Fund also invests in a smaller number of stocks (currently 35 to 50) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund's returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

/1/ Performance quoted represents past performance, and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the indices. Performance is as of the date indicated and current performance may differ due to market volatility. After quarter end, the stock market continued to decline and the year to date total return of the Fund through 7/31/02 was -12.77%. For current performance information, call 1-800-432-7856. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/11/96) period ended June 30, 2002. Through November 30, 2001, the Advisor voluntarily waived a portion of the Fund's expenses. Without such waiver, total returns prior to this date would have been lower.

/2/ Lipper, an independent monitor of mutual fund performance, ranked the Fund 4/349, 25/235 and 17/186 for total return in the Lipper Multi-Cap Value Fund peer group for the three year, five year and since inception (10/17/96) periods through June 30, 2002.

/3/ Portfolio holdings and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. As of June 30, 2002, First American Corp. and Borg-Warner, Inc. represented 2.4% and 1.6%, respectively, of the Fund's total net assets (excluding cash equivalents). Not all portfolio holdings experienced similar results as those listed. Some holdings may have lost value.

/4/ For comparison purposes, the value of the S&P MidCap 400 Barra Value Index on September 30, 1996 is used as the beginning value on October 11, 1996.

                                                                June 30, 2002  5

                            HEARTLAND VALUE PLUS FUND


                         Average Annual Total Returns/1/

                                    One     Three   Five  Since Inception
                                    Year    Year    Year    (10/26/93)
-------------------------------------------------------------------------
Value Plus Fund                    18.08%   6.22%   6.62%     11.32%
-------------------------------------------------------------------------
Russell 2000 Value Index            8.50   12.03    9.71      12.52
-------------------------------------------------------------------------
Russell 2000 Index                 -8.60    1.67    4.44       8.59
-------------------------------------------------------------------------
            See footnote (1) for additional total return information.



"All six of the stocks from the Financial Services sector held in the Value Plus Fund made positive contributions to the Fund's total return for the first half of 2002./3/"

[PHOTO HERE]
M. Gerard Sandel, CFA
Lead Portfolio Manager

[PHOTO HERE]
William J. Nasgovitz
Portfolio Co-Manager

[PHOTO HERE]
D. Rodney Hathaway, CFA
Portfolio Co-Manager



For the first six months of 2002, the total return for the Heartland Value Plus Fund was 4.71%. The Russell 2000 Index, which is representative of the small capitalization sector of the stock market, posted a total return of -4.70% for the first half of the year. The Russell 2000 Value Index, an aggregate of low price-to-book stocks that are in the Russell 2000 Index, was up 7.26% for this period.

Throughout the first half of 2002, increasingly skeptical investors were bombarded with bad news. According to Market Vane, a company that tracks Wall Street sentiment, less than a fifth of investment professionals had a positive outlook for the stock market at the end of June. That was down significantly from the 48% of these investors that felt Bullish at the beginning of the year. The NASDAQ Composite, a technology-laden index that has been particularly sensitive to changes in sentiment, posted a total return of -24.98% over this six-month period./2/

Solid Financials

One of the few areas of strength in the market was the Financial Services sector. Aiding the performance of these stocks was the perception that the economy was not growing as quickly as previously anticipated. This put downward pressure on interest rates, which is typically positive for stocks in this industry group. Among banks and thrifts, for example, changes in general rates are normally reflected quickly in the rates they pay to attract depositors, while the rates borrowers pay to them adjust more slowly.

As earnings of these companies increased, based on the growing spread between these two interest rates, many analysts and investors became attracted to the companies in this sector. As a result, all six of the stocks from the Financial Services sector held in the Value Plus Fund made positive contributions to the Fund's total return for the first half of 2002./3/

Providing a Powerful Catalyst

The primary objective of the Heartland value investing philosophy is to identify stocks that are priced below the true worth of the underlying company. We look for companies with stocks that are trading at discounts to their earnings, cash flows, and book values. Understandably, these characteristics also attract the type of investor that wants to purchase the entire company. The attention of these buyers may be a powerful catalyst for stock price appreciation.



6  Semi-Annual Report

                                 Value Plus Fund
                      Growth of $10,000 since inception/1/

                              [GRAPH APPEARS HERE]

          Value Plus Fund    Russell 2000 Value      Russell 2000

Oct - 93       10,000              10,111               10,146
Dec - 94       10,001               9,981               10,160
Dec - 95       12,441              12,551               13,304
Dec - 96       16,646              15,233               15,858
Dec - 97       21,740              20,074               20,973
Dec - 98       19,397              18,779               24,981
Dec - 99       19,721              18,500               28,659
Dec - 00       17,978              22,722               33,676
Dec - 01       24,227              25,922               33,472
Jun - 02       25,367              27,805               32,398


For the benefit of Value Plus Fund shareholders, purchase offers were tendered for three Fund holdings in the first half of 2002. Jefferson Smurfit Group
(JS)/3/, a manufacturer of paper-based products such as containerboard and corrugated cardboard, received numerous bids from prospective buyers. The initial offer pushed the stock price up by 15% relative to the previous days close. Competitive offers gradually moved the stock price even higher, adding to the total return of the Value Plus Fund for this period.

Outlook

Over the past several quarters, the market has turned its attention toward profitable companies with understandable business plans and manageable debt levels selling at reasonable prices. In addition, many investors looking to identify fiscally responsible companies have focused on dividend-paying stocks. As we recover from last year's recession, we believe these trends are likely to continue and that the Value Plus Fund is positioned to potentially benefit from both of them.


                              Through June 30, 2002
--------------------------------------------------------------------------------
                           30-Day Annualized SEC Yield
--------------------------------------------------------------------------------

Value Plus Fund .......................................................... 0.43%
--------------------------------------------------------------------------------


                         Portfolio Highlights and Statistics

Number of holdings (Excludes cash equivalents) .............................. 43
Net assets ......................................................... $79.08 mil.
NAV ..................................................................... $16.81
Median market cap .................................................... $842 mil.
Weighted average market cap ........................................ $1,172 mil.
Fund vs. Russell 2000 Value Index
   Alpha ................................................................. -0.29
   Beta ................................................................... 0.82
   R-squared .............................................................. 0.48


                               Valuation Analysis

                                  [CHART]


Price/Earnings (Trailing 12-months)
Value Plus Fund              20.3x
Russell 2000 Value           18.5x
Russell 2000                 20.7x

                                  [CHART]

Price/Cash Flow
Value Plus Fund               8.0x
Russell 2000 Value            8.4x
Russell 2000                 10.8x

                                  [CHART]

Price/Book
Value Plus Fund               1.6x
Russell 2000 Value            1.6x
Russell 2000                  2.1x


Based on trailing 12-month actual earnings, excludes negative earnings.
Source: FactSet Systems, Inc. and Heartland Advisors, Inc.


         Top Ten Holdings - % of Net Assets (Excludes cash equivalents)

Methode Electronics, Inc. (Class A) ....................................... 4.0%
First American Corp. ...................................................... 3.6
Jefferson Smurfit Group PLC ............................................... 3.3
Kelly Services, Inc. (Class A) ............................................ 3.2
RPM, Inc./Ohio ............................................................ 3.2
Alliant Energy Corp. ...................................................... 3.2
Arch Chemicals, Inc. ...................................................... 3.1
Carlisle Companies, Inc. .................................................. 3.1
Duke Realty Corp. ......................................................... 3.0
Perrigo Co. ............................................................... 3.0

--------------------------------------------------------------------------------

The Fund invests in small companies that are less liquid than large companies. The Fund also invests in a smaller number of stocks (currently 30 to 50) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund's returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

/1/ Performance quoted represents past performance, and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the indices. Performance is as of the date indicated and current performance may differ due to market volatility. After quarter end, the stock market continued to decline and the year to date total return of the Fund through 7/31/02 was -8.31%. For current performance information, call 1-800-432-7856. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/26/93) period ended June 30, 2002.

/2/ As of June 30, 2002, the average annual total returns for one year, three year, five year and since the Fund's inception (10/26/93) of the NASDAQ Composite were -32.30%, -18.33%, 0.29% and 7.69%, respectively.

/3/ Portfolio holdings and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. As of June 30, 2002, Financial Services sector companies represented 13.2% of the Fund's total equity investments; Jefferson Smurfit Group PLC represented 3.3% of the Fund's total net assets (excluding cash equivalents). Not all portfolio holdings experienced similar results as those listed. Some holdings may have lost value.


                                                                June 30, 2002  7

                              HEARTLAND VALUE FUND

                         Average Annual Total Returns/1/

                                    One    Five     Ten    Since Inception
                                    Year   Year     Year      (12/28/84)
--------------------------------------------------------------------------
Value Fund                          5.19%  10.28%   16.38%     15.29%
-----------------------------------------------------------------------
Russell 2000 Value Index            8.50    9.71    14.82      13.60
-----------------------------------------------------------------------
Russell 2000 Index                 -8.60    4.44    10.96      10.96
-----------------------------------------------------------------------

            See footnote (1) for additional total return information.

"At the heart of our investment philosophy is the relentless search for stocks that are attractively priced relative to their true worth based on our analysis of earnings, cash flows, and book values."

[Photo Here]
William J. Nasgovitz
Portfolio Co-Manager

[Photo Here]
Eric J. Miller, CMA
Portfolio Co-Manager

For the first half of 2002, the Heartland Value Fund was up 3.30%, outpacing the Russell 2000 Index of small company stocks, which closed the period with a -4.70% total return. The Russell 2000 Value Index, the benchmark for the Fund, was up 7.26% for the first half of the year.

With pessimism nearing epidemic proportions in the stock market, especially during the second quarter of this year, we believe the emotions of the day created opportunities for the disciplined, value-hunting, active investor. As contrarian investors, we continued to be attracted to the under-owned, small and micro-capitalization stocks that meet the strict valuation criteria that we call our 10 Point Value Investment Grid/TM/. For a complete copy of this checklist, click on How We Evaluate Securities in the Passion For Value section of our website at www.heartlandfunds.com.

Passing on Yesterday's Favorites
In contrast to the Value Fund, the S&P 500 Index of large company stocks suffered through a double-digit loss in the first six months of the year. Adding to this disparity, the -13.16% total return of the S&P 500 for this period came on the heels of a -11.88% drop in 2001, and a -9.10% drop in 2000. Despite this considerable sell-off, we believe this index is still richly priced, and more importantly, it appears destined for further underperformance relative to the smaller and more reasonably priced stocks that we prefer. For these two calendar years, the Value Fund was up 29.45% and 2.03%, respectively./2/

Valuable Opportunities
At the heart of our relentless investment philosophy is the search for stocks that are attractively priced relative to their true worth based on our analysis of earnings, book values, and cash flows. Harvest Natural Resources, Inc. (HNR) and Nuevo Energy Co. (NEV) are two companies in the Energy Sector that fit this profile, and both made positive contributions to the Value Fund during the first half of the year. More importantly, as we move into the second half of 2002, the management of both companies has been buying stock. We certainly like to see the management of a company investing alongside of us - that's an important point on our 10-Point Grid./3/

Value for the Long Run
With the volatility in the stock market hitting all-time highs, we believe long-term performance has become even more important than ever. Since the Fund's inception at the end 1984, the Heartland Value Fund ranked #1 out of the 7 funds in the Lipper small-cap value fund peer group with an average annual total return since inception of 15.29%./4/

8  Semi-Annual Report

                                   Value Fund
                     Growth of $10,000 over last 10 years/1/

                              [GRAPH APPEARS HERE]
           Value Fund      Russell 2000 Value      Russell 2000
   Jun - 92      $10,000             $10,000              $10,000
   Jun - 94      $15,621             $14,066              $13,148
   Jun - 96      $22,958             $19,533              $19,565
   Jun - 98      $31,356             $30,031              $26,516
   Jun - 00      $31,167             $28,049              $30,769
   Jun - 02      $45,570             $39,828              $28,308


Outlook

We are maintaining our positive outlook for smaller companies operating real businesses with real earnings. An example of this was our investment in Ribapharm, Inc. (RNA), which produces an antiviral drug that, in combination with other therapy, is the Gold Standard in the treatment of Hepatitis-C. According to the U.S. Department of Health and Human Services Centers for Disease Control and Prevention, an estimated 3.9 million Americans have been infected with Hepatitis-C. We believe RNA, with no debt and positive earnings, represents a compelling bargain.

While it may be difficult to predict the short-term gyrations of the stocks market, we believe the healthy U.S. economy will override today's Bearish sentiment, and create a favorable atmosphere for companies with real earnings and solid balance sheets. It's a great time to be a Value investor!

                              Through June 30, 2002
--------------------------------------------------------------------------------
                       Portfolio Highlights and Statistics

Number of holdings (Excludes cash equivalents) ............................. 206
Net assets .......................................................... $1.15 bil.
NAV ..................................................................... $38.29
Median market cap .................................................... $160 mil.
Weighted average market cap .......................................... $666 mil.
Fund vs. Russell 2000 Value Index
   Alpha .................................................................. 0.31
   Beta ................................................................... 0.97
   R-squared .............................................................. 0.52

                               Valuation Analysis


                                   [CHART]


Price/Earnings (Trailing 12-months)
Value Fund                    16.5x
Russell 2000 Value            18.5x
Russell 2000                  20.7x

                                   [CHART]

Price/Cash Flow
Value Fund                     8.6x
Russell 2000 Value             8.4x
Russell 2000                  10.8x

                                   [CHART]

Price/Book
Value Fund                     1.5x
Russell 2000 Value             1.6x
Russell 2000                   2.1x


Based on trailing 12-month earnings, excludes negative earnings.
Source: FactSet Systems, Inc. and Heartland Advisors, Inc.

         Top Ten Holdings - % of Net Assets (Excludes cash equivalents)

US Oncology, Inc. ......................................................... 3.1%
ICN Pharmaceuticals, Inc. ................................................. 3.0
Navigant Consulting, Inc. ................................................. 2.1
Henry Schein, Inc. ........................................................ 1.9
Alpharma, Inc. ............................................................ 1.8
Republic Services, Inc. ................................................... 1.7
Associated Banc-Corp ...................................................... 1.6
Analogic Corp. ............................................................ 1.5
URS Corp. ................................................................. 1.5
Presidential Life Corp. ................................................... 1.4

--------------------------------------------------------------------------------

Stocks of small and micro-cap companies may be more volatile and less liquid than those of larger companies. Frequently, micro-cap stocks have little or no Wall Street coverage. The capitalization ranges used by Heartland may differ from those used by other financial institutions and reporting services. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

/1/ Performance quoted represents past performance, and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the indices. Performance is as of the date indicated and current performance may differ due to market volatility. After quarter end, the stock market continued to decline and the year to date total return of the Fund through 7/31/02 was -12.92%. For current performance information, call 1-800-432-7856. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the 10 years ended June 30, 2002.

     Subject to certain exceptions, shares of the Fund redeemed or exchanged within 90 days of purchase are subject to a 1% redemption fee.

/2/ As of June 30, 2002, the average annual total returns for the one year, five year, ten year and since the Fund's inception (12/28/84) of the S&P 500 were -17.99%, 3.66%, 11.43% and 13.70%, respectively.

/3/ Portfolio holdings and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. As of June 30, 2002, Ribapharm, Inc., Harvest Natural Resources, Inc. and Nuevo Energy Co. represented 1.1%, 1.0% and 0.5% of the Fund's total net assets (excluding cash equivalents). Not all portfolio holdings experienced similar results as those listed. Some holdings may have lost value.

/4/ Lipper, an independent monitor of mutual fund performance, ranked the Fund 167/291, 44/219, 38/124 and 5/33 for total return in the Lipper small-cap value fund peer group for the one year, three year, five year and ten year periods through June 30, 2002.




                                                                June 30, 2002  9

                              FINANCIAL STATEMENTS


Schedule of Investments                                June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
SELECT VALUE FUND
--------------------------------------------------------------------------------


                                                                                                     Percent of
COMMON STOCKS                                  Shares         Industry                      Value    Net Assets
---------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratios
Alliant Energy Corp.                           55,100  Electric                          $ 1,416,070     2.0%
Allstate Corp.                                 51,500  Insurance-Property/Casualty         1,904,470     2.7
Bank of America Corp.                          15,300  Banking                             1,076,508     1.5
Boeing Co.                                     38,400  Air Transportation                  1,728,000     2.4
Borg Warner, Inc.                              20,300  Parts and Distribution              1,172,528     1.6
Cooper Tire & Rubber Co.                       65,600  Parts and Distribution              1,348,080     1.9
Federated Department Stores, Inc. (a)          25,600  Retail                              1,016,320     1.4
Goodrich Corp.                                 39,500  Aerospace                           1,079,140     1.5
Humana, Inc. (a)                               89,500  HealthCare Services                 1,398,885     2.0
Merck & Co., Inc.                              28,100  Pharmaceuticals                     1,422,984     2.0
Mylan Laboratories, Inc.                       58,700  Pharmaceuticals                     1,840,245     2.6
RPM, Inc./Ohio                                 56,500  Building Products                     861,625     1.1
SBC Communications, Inc.                       62,100  Telecommunication Utility           1,894,050     2.6
Scientific-Atlanta, Inc.                       72,800  Communications Equipment            1,197,560     1.7
Washington Mutual, Inc.                        47,800  Banking                             1,773,858     2.5
                                                                                        ------------    ----
                                                                                          21,130,323    29.5
Low Price to Book Values
ADTRAN, Inc. (a)                               74,300  Communications Equipment            1,411,626     2.0
Andrew Corp. (a)                               73,600  Communications Equipment            1,054,688     1.5
AOL Time Warner, Inc. (a)                     101,700  Leisure                             1,496,007     2.1
Bowater, Inc.                                  32,000  Paper and Forest Products           1,739,840     2.4
Clayton Homes, Inc.                            60,500  Housing                               955,900     1.3
Dow Chemical Co.                               45,400  Chemicals                           1,560,852     2.2
Jefferson Smurfit Group PLC                    39,200  Packaging                           1,234,800     1.7
Koninklijke (Royal) Philips Electronics N.V.   55,300  Electronic Commerce                 1,526,280     2.1
Lam Research Corp. (a)                         58,000  Semiconductor Capital Equipment     1,042,840     1.4
MeadWestvaco Corp.                             42,400  Paper and Forest Products           1,422,944     2.0
Motorola, Inc.                                109,100  Communications Equipment            1,573,222     2.2
National-Oilwell, Inc. (a)                     63,600  Oil Services and Equipment          1,338,780     1.9
Perrigo Co. (a)                               110,000  Pharmaceuticals                     1,430,000     2.0
Potash Corp. of Saskatchewan, Inc.             24,400  Chemicals                           1,627,480     2.3
Quintiles Transnational Corp. (a)             122,000  HealthCare Services                 1,523,780     2.1
Saks, Inc. (a)                                 93,800  Retail                              1,204,392     1.7
Stewart & Stevenson Services, Inc.            118,200  Construction Equipment              2,096,868     2.9
Texas Industries, Inc.                         14,300  Building Products                     450,307     0.6
Tidewater, Inc.                                38,700  Oil Services and Equipment          1,274,004     1.8
Transocean Sedco Forex, Inc.                   39,300  Oil Services and Equipment          1,224,195     1.7
                                                                                        ------------    ----
                                                                                          27,188,805    37.9
Below Average Price/Cash Flow Ratios
Adaptec, Inc. (a)                             132,600  Parts and Component Distribution    1,046,214     1.4
AVX Corp.                                      76,200  Technology                          1,244,346     1.7
Carlisle Companies, Inc.                       42,300  Building Products                   1,902,654     2.7
ENSCO International, Inc.                      49,100  Oil Services and Equipment          1,338,466     1.9
First American Corp.                           74,600  Insurance-Property/Casualty         1,715,800     2.4
Georgia-Pacific Corp.                          48,400  Paper and Forest Products           1,189,672     1.7
Martin Marietta Materials, Inc.                35,800  Building Products                   1,396,200     1.9
Molex, Inc. (Class A)                          44,500  Parts and Component Distribution    1,220,635     1.7
Prudential Financial, Inc. (a)                 40,000  Insurance-Life                      1,334,400     1.9
Ryder System, Inc.                             34,400  Trucking                              931,896     1.3
Sanmina-SCI Corp. (a)                         115,000  Contract Manufacturing                725,650     1.0
                                                                                        ------------    ----
                                                                                          14,045,933    19.6
Special Situations
Boston Scientific Corp. (a)                    69,900  Medical Supplies                    2,049,468     2.9
                                                                                        ------------    ----
                                                                                           2,049,468     2.9
                                                                                        ------------    ----
TOTAL COMMON STOCKS (Cost $63,219,004)                                                  $ 64,414,529    89.9%


10  Semi-Annual Report

Schedule of Investments                                            June 30, 2002
--------------------------------------------------------------------------------
SELECT VALUE FUND [cont'd]
--------------------------------------------------------------------------------


                                                       Par                                               Percent of
SHORT-TERM INVESTMENTS                                Amount      Coupon    Maturity         Value       Net Assets
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES
U.S. Treasury Bill                                  $6,500,000      N/A     07/05/02     $  6,498,510        9.1%

VARIABLE RATE DEMAND NOTES(+)
Firstar Bank, N.A.                                     687,370     1.59%                      687,370        0.9
                                                                                         ------------     ------
TOTAL SHORT-TERM INVESTMENTS (Cost $7,186,178)                                           $  7,185,880       10.0%
                                                                                         ------------     ------
TOTAL INVESTMENTS (Cost $70,405,182) ..................................................  $ 71,600,409       99.9%
Other assets and liabilities, net .....................................................        70,573        0.1
                                                                                         ------------     ------
TOTAL NET ASSETS ......................................................................  $ 71,670,982      100.0%
                                                                                         ============     ======

(a)  Non-income producing security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2002.
PLC - Public Limited Company


The accompanying Notes to Financial Statements are an integral part of this Schedule.


                                                               June 30, 2002  11

Schedule of Investments                                                                 June 30, 2002 (Unaudited)
------------------------------------------------------------------------------------------------------------------
VALUE PLUS FUND
------------------------------------------------------------------------------------------------------------------
                                                                                                        Percent of
COMMON STOCKS                             Shares                Industry                   Value        Net Assets
------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratios
Annuity & Life Re (Holdings), Ltd.        75,000    Insurance-Life                     $  1,356,750         1.7%
Bunge, Ltd.                              100,000    Foods and Food Products               2,110,000         2.7
Colonial BancGroup, Inc.                 100,000    Banking                               1,500,000         1.9
De Rigo S.P.A.                           300,000    Retail                                1,773,000         2.2
Duke Realty Corp.                         82,600    REITs                                 2,391,270         3.0
First Financial Bancorp                  104,640    Banking                               2,047,805         2.6
ICN Pharmaceuticals, Inc.                 25,000    Pharmaceuticals                         605,250         0.8
K2, Inc. (a)                             104,700    Leisure                               1,073,175         1.4
Ribapharm, Inc. (a)                      120,000    Biotechnology                         1,090,800         1.4
RPM, Inc./Ohio                           167,300    Building Products                     2,551,325         3.2
                                                                                        -----------        ----
                                                                                         16,499,375        20.9
Low Price to Book Values
Aceto Corp.                              150,000    Chemicals                             1,599,135         2.0
ADTRAN, Inc. (a)                          89,400    Communications Equipment              1,698,511         2.2
Agrium, Inc.                              75,000    Chemicals                               705,000         0.9
Alliant Energy Corp.                      98,100    Electric                              2,521,170         3.2
ChemFirst, Inc.                           70,100    Chemicals                             2,008,365         2.5
Fleetwood Enterprises, Inc. (a)          144,600    Housing                               1,258,020         1.6
Flexsteel Industries, Inc.                75,000    Housing                               1,124,250         1.4
Incyte Genomics, Inc. (a)                135,000    Biotechnology                           981,450         1.2
Kelly Services, Inc. (Class A)            95,000    Business Services                     2,565,950         3.2
Kimball International, Inc. (Class B)    100,000    Business Services                     1,639,000         2.1
Methode Electronics, Inc. (Class A)      250,000    Parts and Component Distribution      3,192,500         4.0
Perrigo Co. (a)                          179,600    Pharmaceuticals                       2,334,800         3.0
Stewart & Stevenson Services, Inc.       127,700    Construction Equipment                2,265,398         2.9
Stride Rite Corp.                        235,000    Retail                                1,880,000         2.4
Tidewater, Inc.                           60,300    Oil Services and Equipment            1,985,076         2.5
Tier Technologies, Inc. (Class B) (a)    100,000    IT Services                           1,782,000         2.3
TriQuint Semiconductor, Inc. (a)         174,800    Semiconductors                        1,120,468         1.4
                                                                                        -----------        ----
                                                                                         30,661,093        38.8
Below Average Price/Cash Flow Ratios
Arch Chemicals, Inc.                     100,000    Chemicals                             2,470,000         3.1
Bausch & Lomb, Inc.                       48,800    Medical Equipment                     1,651,880         2.1
C & D Technologies, Inc.                 100,000    Technology                            1,802,000         2.3
Cabot Oil & Gas Corp. (Class A)           87,200    Exploration and Production            1,992,520         2.5
Carlisle Companies, Inc.                  54,400    Building Products                     2,446,911         3.1
CommScope, Inc. (a)                       78,600    Communications Equipment                982,500         1.2
Datascope Corp.                           60,000    Medical Equipment                     1,658,400         2.1
First American Corp.                     123,300    Insurance-Property/Casualty           2,835,900         3.6
Helmerich & Payne, Inc.                   42,400    Oil Services and Equipment            1,514,528         1.9
Jefferson Smurfit Group PLC               82,100    Packaging                             2,586,150         3.3
Lance, Inc.                               76,100    Foods and Food Products               1,109,538         1.4
Ryder System, Inc.                        80,000    Trucking                              2,167,200         2.7
Steelcase, Inc. (Class A)                126,500    Business Services                     1,692,570         2.1
Storage Tech Corp. (a)                    82,100    Computers and Peripherals             1,311,137         1.7
US Oncology, Inc. (a)                    179,500    HealthCare Services                   1,495,235         1.9
Weis Markets, Inc.                        47,400    Retail                                1,741,950         2.2
                                                                                        -----------        ----
                                                                                         29,458,419        37.2

TOTAL COMMON STOCKS (Cost $68,830,214)                                                 $ 76,618,887        96.9%

------------------------------------------------------------------------------------------------------------------
                                                     Par                                                Percent of
SHORT-TERM INVESTMENTS                              Amount       Coupon    Maturity        Value        Net Assets
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES
U.S. Treasury Bill                                $2,000,000        N/A    07/05/02    $  1,999,542         2.5%

VARIABLE RATE DEMAND NOTE (+)
Firstar Bank, N.A.                                   489,833      1.59%                     489,833         0.6
                                                                                       ------------       -----
TOTAL SHORT-TERM INVESTMENTS (Cost $2,489,467)                                         $  2,489,375         3.1%

TOTAL INVESTMENTS (Cost $71,319,681) ................................................. $ 79,108,262       100.0%
Other assets and liabilities, net ....................................................      (32,733)        0.0
                                                                                       ------------       -----
TOTAL NET ASSETS ..................................................................... $ 79,075,529       100.0%
                                                                                       ============       =====

(a) Non-income producing security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2002.
PLC - Public Limited Company.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

12   Semi-Annual Report

Schedule of Investments                                June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
VALUE FUND
================================================================================

                                                                                                                Percent of
COMMON STOCKS                                          Shares               Industry                 Value      Net Assets
==========================================================================================================================
Below Average Price/Earnings Ratios

Alabama National BanCorp                                 39,000   Banking                        $  1,688,310      0.2%
Allied Research Corp. (a)                               186,900   Aerospace                         4,739,784      0.4
AmericanWest Bancorp (a)                                274,467   Banking                           3,568,071      0.3
AmerUS Group Co. (a)                                    246,700   Insurance-Life                    9,152,570      0.8
Analogic Corp.                                          343,200   Technology                       16,875,144      1.5
Associated Banc-Corp.                                   484,000   Banking                          18,251,640      1.6
Capital Corp. Of The West (a)                           210,000   Banking                           3,983,700      0.3
Chronimed, Inc. (a)(b)                                  915,000   Medical Supplies                  4,657,350      0.4
Curative Health Services, Inc. (a)                      100,000   HealthCare Services               1,678,000      0.1
D.R. Horton, Inc.                                       250,000   Housing                           6,507,500      0.6
Deb Shops, Inc.                                         221,000   Retail                            7,465,159      0.7
Delphi Financial Group, Inc.                            150,000   Insurance-Life                    6,502,500      0.6
DHB Industries, Inc. (a)                                300,000   Defense                           1,215,000      0.1
Dollar Thrifty Automotive Group, Inc. (a)               400,000   Leisure                          10,360,000      0.9
ESS Technology, Inc. (a)                                300,000   Semiconductors                    5,262,000      0.5
FiberMark, Inc. (a)(b)                                  391,600   Paper and Forest Products         3,328,600      0.3
Fortress Bancshares, Inc. (d)                            25,515   Banking                             733,556      0.1
Global Imaging Systems, Inc. (a)                        222,700   Services                          4,229,073      0.4
Gundel/SLT Environmental, Inc. (a)                      400,000   Engineering and Construction      2,924,000      0.3
Hampshire Group, Inc. (a)(b)                            286,500   Retail                            6,583,770      0.6
Henry Schein, Inc. (a)                                  500,000   Medical Supplies                 22,250,000      1.9
HMN Financial, Inc. (b)                                 300,000   Banking                           5,720,700      0.5
Home Federal Bancorp (b)                                268,250   Banking                           6,196,575      0.5
Humana, Inc. (a)                                      1,000,000   HealthCare Services              15,630,000      1.3
ICN Pharmaceuticals, Inc.                             1,400,000   Pharmaceuticals                  33,894,000      3.0
Independent Bank Corp.                                  189,500   Banking                           4,337,655      0.4
Innodata Corp. (a)                                      300,000   IT Services                         399,000      0.0
InterTAN, Inc. (a)                                      250,000   Retail                            2,787,500      0.2
Kennedy-Wilson, Inc. (a)(b)                             500,000   Specialty Finance                 2,650,000      0.2
M/I Schottenstein Homes, Inc.                           400,000   Housing                          15,072,000      1.3
Middleton Doll Co.                                       75,000   REITs                               465,000      0.0
MOCON, Inc.                                             100,000   Technology                          910,000      0.1
Modtech Holdings, Inc. (a)                              150,000   Engineering and Construction      1,762,500      0.1
National Home Health Care Corp. (a)(b)                  441,000   HealthCare Services               5,402,250      0.5
Navigant Consulting, Inc. (a)(b)                      3,500,000   Business Services                24,465,000      2.1
Novamerican Steel, Inc. (a)(d)                          258,400   Metals                            2,105,960      0.2
PLATO Learning, Inc. (a)                                300,000   Education                         2,961,000      0.2
Ramsay Youth Services, Inc. (a)(b)                      771,400   Education                         3,471,300      0.3
RCM Technologies, Inc. (a)                              400,000   IT Services                       2,000,000      0.2
Rehabilicare, Inc. (a)                                  400,000   Medical Equipment                 1,920,000      0.2
Republic Bancorp, Inc.                                  777,810   Banking                          11,620,481      1.0
Ribapharm, Inc. (a)                                   1,400,000   Biotechnology                    12,726,000      1.1
Russ Berrie & Company, Inc.                             150,000   Retail                            5,310,000      0.5
Spar Group, Inc. (a)(b)                               1,568,100   Business Services                 3,543,907      0.3
St. Francis Capital Corp.                               225,000   Banking                           5,577,750      0.5
Sterling Financial Corp.                                357,000   Banking                           7,100,730      0.6
Summit Bank Corp. (b)                                   100,000   Banking                           1,715,000      0.1
Tier Technologies, Inc. (Class B)(a)                    400,000   IT Services                       7,128,000      0.6
TSR, Inc.(a)                                            135,100   IT Services                         716,030      0.1
URS Corp. (a)                                           600,000   Engineering and Construction     16,800,000      1.5
Wackenhut Corrections Corp. (Class A)(a)                505,400   Services                          7,378,840      0.6
Wolverine World Wide, Inc.                              412,600   Retail                            7,199,870      0.6
                                                                                                 ------------     ----
                                                                                                  360,922,775     31.4
Low Price to Book Values
4imprint PLC (c)(e)                                     307,500   Consumer Discretionary              720,150      0.1
AirNet Systems, Inc. (a)                                312,000   Air Transportation                2,550,000      0.2
Allen Telecom, Inc. (a)                                 500,000   Communications Equipment          2,150,000      0.2
Alliance Atlantis Communications, Inc. (Class B)(a)     247,100   Radio                            12,400,000      1.1
Almost Family, Inc. (a)(b)                              246,700   HealthCare Services               2,905,000      0.3
Alpharma, Inc.                                        2,000,000   Pharmaceuticals                  20,376,000      1.8
Badger Meter, Inc. (b)                                1,073,300   Electrical Equipment              5,500,000      0.5
Barrett Business Services, Inc. (a)(b)(d)             2,033,000   Business Services                 1,750,000      0.1

                                                              June 30, 2002   13

Schedule of Investments                                June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
VALUE FUND [cont'd]
================================================================================

                                                                                                                Percent of
COMMON STOCKS                                 Shares                  Industry                    Value       Net Assets
==========================================================================================================================
Low Price to Book Values [cont'd]

Building Material Holding Corp. (a)        3,000,000      Building Products                    $  4,196,040         0.4%
Checkpoint Systems, Inc. (a)                 125,000      Technology                              4,680,000         0.4
CNS, Inc. (a)                                600,000      Consumer Staples                        3,600,000         0.3
Commonwealth Industries, Inc. (b)            100,000      Metals                                  6,609,048         0.6
Courier Corp.                                227,000      Publishing                                101,900         0.1
Datalink Corp. (a)(b)                      1,363,000      Communications Equipment                1,820,500         0.2
Electro Rent Corp. (a)                       206,500      Parts and Component Distribution        2,682,435         0.2
Enesco Group, Inc. (a)                       300,000      Retail                                  2,622,000         0.2
Esterline Technologies Corp. (a)             401,700      Aerospace                               9,118,590         0.8
Fahenstock Viner Holdings, Inc.              178,400      Specialty Finance                       3,924,800         0.3
First American Corp.                         300,000      Insurance-Property/Casualty             6,900,000         0.6
Footstar, Inc. (a)                           400,000      Retail                                  9,788,000         0.8
Galyan's Trading Company (a)                 300,000      Retail                                  6,678,000         0.6
Granite Construction, Inc.                   150,000      Engineering and Construction            3,795,000         0.3
Hanover Foods Corp. (a)(d)                    49,500      Foods and Food Products                 2,673,000         0.2
Harvest Natural Resources, Inc. (a)(b)     2,327,000      Exploration and Production             11,635,000         1.0
Interstate Bakeries Corp.                    200,000      Foods and Food Products                 5,776,000         0.5
J & J Snack Foods Corp. (a)                   90,600      Foods and Food Products                 4,073,376         0.3
Ladish Co., Inc. (a)                         158,500      Aerospace                               1,933,700         0.2
Mapics, Inc. (a)(b)                        1,162,900      Software                                6,500,611         0.6
Marten Transport, Ltd. (a)(b)                335,000      Trucking                                6,700,000         0.6
Medtox Scientific, Inc. (a)(b)               400,710      HealthCare                              4,131,320         0.4
Meridian Resource Corp. (a)                1,000,000      Exploration and Production              3,720,000         0.3
Methanex Corp.                               727,600      Chemicals                               6,009,976         0.5
Met-Pro Corp.                                 87,000      Waste Management                        1,263,240         0.1
Midas, Inc. (a)                              625,000      Parts and Distribution                  7,750,000         0.7
Nature's Sunshine Products, Inc.             315,000      Foods and Food Products                 3,562,650         0.3
NCO Portfolio Management, Inc. (a)           100,000      Specialty Finance                         715,000         0.1
New Horizons Worldwide, Inc. (a)              75,975      Education                                 774,185         0.1
Northwest Pipe Co. (a)                       300,000      Metals                                  7,023,000         0.6
Optimal Robotics Corp. (Class A) (a)          91,100      Producer Durables                         664,119         0.1
Quaker Fabric Corp. (a)                      110,000      Housing                                 1,704,890         0.2
Regis Corp.                                  415,000      Retail                                 11,212,885         1.0
Republic Services, Inc. (a)                1,000,000      Waste Management                       19,070,000         1.7
Saucony, Inc. (Class B) (a)                  400,000      Retail                                  2,848,000         0.2
Scientific Games Corp. (Class A) (a)         500,000      Gaming                                  3,970,000         0.3
SIFCO Industries, Inc. (a)(b)                260,400      Aerospace                               1,341,060         0.1
SITEL Corp. (a)                            2,000,000      Business Services                       6,320,000         0.6
SRI/Surgical Express, Inc. (a)               100,000      HealthCare Services                     1,248,000         0.1
Steel Technologies, Inc.                     270,000      Metals                                  3,558,600         0.3
Stelmar Shipping, Ltd. (a)                   250,000      Shipping and Trucking                   3,710,000         0.3
Tasty Baking Co.                             300,000      Foods and Food Products                 4,050,000         0.3
The Steak n Shake Co. (a)                     95,100      Restaurants                             1,488,315         0.1
Touch America Holdings, Inc. (a)           5,052,700      Electric                               13,894,925         1.2
Trover Solutions, Inc. (a)(b)                600,000      HealthCare Services                     3,540,000         0.3
TVX Gold, Inc. (a)                         2,000,000      Metals                                  2,800,000         0.2
Unisource Energy Corp.                       500,000      Electric                                9,300,000         0.8
US Oncology, Inc. (a)(b)                   4,307,100      HealthCare Services                    35,878,143         3.1
Zale Corp. (a)                               100,000      Retail                                  3,625,000         0.3
Zomax, Inc. (a)                              700,000      IT Services                             2,730,000         0.2
                                                                                               ------------        ----
                                                                                                322,062,458        28.0

14   Semi-Annual Report

Schedule of Investments                                June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
VALUE FUND [cont'd]
================================================================================

                                                                                                                      Percent of
COMMON STOCKS                                          Shares                   Industry                   Value      Net Assets
================================================================================================================================
Below Average Price/Cash Flow Ratios

Aetrium, Inc. (a)                                      452,000      Semiconductors                     $   565,000       0.1%
AMERCO (a)                                             500,000      Services                             7,395,000       0.6
American Physicians Service Group (a)(b)               187,200      Specialty Finance                      795,600       0.1
Applied Signal Technology, Inc. (a)                     52,900      Communications Equipment               642,735       0.1
Ascential Software Corp. (a)                         4,650,000      IT Services                         12,973,500       1.1
Ashworth, Inc. (a)                                      55,500      Retail                                 500,055       0.1
Asia Pacific Wire & Cable Corp., Ltd. (a)(b)(d)(e)   1,073,300      Materials and Processes                397,121       0.1
CINAR Corp. (Class B) (a)(b)                         3,000,000      Education                            8,400,000       0.7
Denyo Company, Ltd. (c)                                227,000      International                        1,047,314       0.1
Discovery Partners International, Inc. (a)(b)        1,363,000      Biotechnology                        8,941,280       0.8
Ditech Communications Corp. (a)                        539,300      Communications Equipment             1,531,612       0.1
Duckwall-ALCO Stores, Inc. (a)(b)                      400,000      Retail                               5,600,000       0.5
EarthLink, Inc. (a)                                    500,000      Electronic Commerce                  3,360,000       0.3
eBenX, Inc. (a)(b)                                   1,200,000      HealthCare                           3,192,000       0.3
Exponent, Inc. (a)                                     300,000      Business Services                    3,873,000       0.3
Financial Industries Corp. (a)                         471,400      Insurance-Life                       8,518,198       0.7
Fleetwood Enterprises, Inc. (a)                      1,000,000      Housing                              8,700,000       0.8
FuelCell Energy, Inc. (a)                              200,000      Alternative Energy                   2,058,000       0.2
Fuji Pharmaceutical Company, Ltd. (c)                  700,000      International                        3,153,679       0.3
Fukuda Denshi Company, Ltd. (c)                        400,000      International                        8,443,183       0.7
GA Financial, Inc.                                     100,000      Banking                              1,864,000       0.2
Gehl Company (a)(b)                                    170,000      Construction Equipment               2,439,500       0.2
Genencor International, Inc. (a)                       750,000      Biotechnology                        7,342,500       0.6
Global-Tech Appliances, Inc. (a)(b)                  1,200,000      Retail                               5,880,000       0.5
Horipro, Inc. (b)(c)                                   720,000      International                        3,880,527       0.3
Invivo Corp. (a)(b)                                    400,000      Medical Equipment                    5,960,000       0.5
John B. Sanfilippo & Son, Inc. (a)(b)                  537,500      Foods and Food Products              3,757,125       0.3
Katsuragawa Electric Company, Ltd. (c)                 503,000      International                          923,244       0.1
Knight Trading Group, Inc. (a)                         400,000      Specialty Finance                    2,096,000       0.2
Kondotec, Inc. (c)                                     368,000      International                        1,624,162       0.1
Lone Star Steakhouse & Saloon, Inc.                    600,000      Restaurants                         14,154,000       1.2
Lufkin Industries, Inc. (b)                            200,000      Oil Services and Equipment           5,774,000       0.5
Maezawa Kasei Industries Company, Ltd. (c)             294,100      International                        3,118,648       0.3
Marcus Corp.                                           268,200      Leisure                              4,465,530       0.4
Massbank Corp. (b)                                     227,250      Banking                              8,040,105       0.7
Mesaba Holdings, Inc. (a)                              500,000      Air Transportation                   2,935,000       0.3
MFRI, Inc. (a)(b)(d)                                   470,000      Producer Durables                    1,010,500       0.1
Miller Industries, Inc. (a)                            117,900      Autos and Transportation               439,767       0.0
Moore Medical Corp. (a)(b)                             282,600      Medical Supplies                     2,113,848       0.2
NABI (a)(b)                                          2,500,000      Pharmaceuticals                     13,422,500       1.2
NATCO Group, Inc. (a)                                  500,000      Oil Services and Equipment           4,350,000       0.4
Network Equipment Technologies, Inc. (a)               500,000      Communications Equipment             2,150,000       0.2
Nissui Pharmaceutical Company, Ltd. (b)(c)             938,000      International                        4,225,930       0.4
Novell, Inc. (a)                                     3,600,000      Software                            11,556,000       1.0
Neuvo Energy Co. (a)                                   400,000      Exploration and Production           6,320,000       0.5
O.I. Corp. (a)(b)                                      200,000      Producer Durables                    1,000,000       0.1
Oil Dri Corporation of America (b)                     450,000      Chemicals                            3,766,500       0.3
Osmonics, Inc. (a)                                     600,000      Water Purification                   9,540,000       0.8
Osteotech Inc. (a)(b)                                  949,900      Medical Supplies                     7,019,761       0.6
Outlook Group Corp. (a)(b)                             380,400      Printing                             1,658,544       0.1
Patrick Industries, Inc.                               178,800      Housing                              1,551,090       0.1
Pointe Financial Corp. (b)(d)                          111,000      Banking                              1,652,790       0.1
Pope & Talbot, Inc.                                    216,000      Paper and Forest Products            4,045,680       0.3
Presidential Life Corp.                                801,200      Insurance-LIfe                      16,240,324       1.4
Prime Hospitality Corp. (a)                            300,000      Leisure                              3,897,000       0.3
Quintiles Transnational Corp. (a)                    1,000,000      HealthCare Services                 12,490,000       1.1
Ramco Energy PLC (a)(c)(e)                             400,000      Oil Services and Equipment           2,083,960       0.2
Richardson Electronics, Ltd.                            99,800      Parts and Component Distribution     1,070,854       0.1
Riken Vitamin Company, Ltd. (c)                        500,000      International                        5,840,147       0.5
Sangetsu Company, Ltd. (c)                             479,000      International                        7,744,886       0.7
Scottish Annuity & Life (Holdings), Ltd.               100,000      Insurance-Life                       1,908,000       0.2
Shiloh Industries, Inc. (a)                            344,300      Metals                                 840,092       0.1
Sholodge, Inc. (a)(b)(d)                               530,000      Leisure                              2,173,000       0.2
SilverStream Software, Inc. (a)                        600,000      Software                             5,364,000       0.5
Smith & Wollensky Restaurant Group, Inc. (a)           100,000      Restaurants                            566,000       0.1
Spacelabs Medical, Inc. (a)(b)                         383,900      Medical Equipment                    5,451,380       0.5
Stamps.com, Inc. (a)                                   210,600      Electronic Commerce                    932,958       0.1
Stellent, Inc. (a)                                     157,000      Software                               719,060       0.1
Stifel Financial Corp.                                 300,000      Specialty Finance                    3,750,000       0.3
Stillwater Mining Co. (a)                              316,700      Metals                               5,155,876       0.5

                                                              June 30, 2002   15

Schedule of Investments                                June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
VALUE FUND [cont'd]
================================================================================

                                                                                                                    Percent of
COMMON STOCKS                                   Shares                 Industry                      Value          Net Assets
==============================================================================================================================
Below Average Price/Cash Flow Ratios (cont'd)

Superior Consulting Holdings Corp. (a)          500,000      Health Information Technology          2,875,000           0.2
Sycamore Networks, Inc. (a)                     500,000      Communications Equipment               1,930,000           0.2
Teikoku Hormone Mfg. Company, Ltd. (c)          700,000      International                          4,111,463           0.3
Tommy Hilfiger Corp. (a)                        323,600      Retail                                 4,633,952           0.4
Vans, Inc. (a)                                  500,000      Retail                                 4,060,500           0.3
Vascular Solutions, Inc. (a)                    300,000      Medical Supplies                         540,000           0.1
Vesta Insurance Group, Inc.                     926,600      Insurance-Property/Casualty            3,965,848           0.3
WatchGuard Technologies, Inc. (a)               935,800      Electronic Commerce                    4,810,012           0.4
Yushiro Chemical Industry (c)                   361,000      International                          1,855,298           0.1
Zindart, Ltd. (a)(b)                            563,000      Consumer Discretionary                 1,075,330           0.1
                                                                                               --------------          ----
                                                                                                  346,249,468          30.1
Special Situations
AP Pharma, Inc. (a)                             320,000      Biotechnology                            672,320           0.1
Access Pharmaceuticals, Inc. (a)(b)           1,285,500      Pharmaceuticals                        1,992,525           0.2
Aphton Corp. (a)(b)(f)                        1,119,048      Biotechnology                          8,259,526           0.7
Cadiz, Inc. (a)                                 100,000      Food and Food Products                   849,900           0.1
Champps Entertainment, Inc. (a)                  63,500      Restaurants                              775,335           0.1
Comfort Systems USA, Inc. (a)                   514,900      Business Services                      2,517,861           0.2
Flow International Corp. (a)                    500,000      Pumps and Valves                       3,369,500           0.3
Harris Interactive, Inc. (a)                    539,000      IT Services                            1,816,430           0.2
InterDigital Communications Corp. (a)         1,400,000      Communications Technology             12,670,000           1.1
Kinross Gold Corp. (a)                          380,000      Metals                                   870,200           0.1
Lifecore Biomedical, Inc. (a)(b)                500,000      Medical Supplies                       5,720,000           0.5
Orthologic Corp. (a)(b)                       2,200,000      Medical Equipment                     12,166,000           1.0
Palm Harbor Homes, Inc. (a)                     100,000      Housing                                1,985,900           0.2
StarTek, Inc. (a)                                63,600      IT Services                            1,700,664           0.1
Vector Group, Ltd.                              683,500      Tobacco                               12,029,600           1.0
                                                                                               --------------          ----
                                                                                                   67,395,761           5.9
                                                                                               --------------          ----
TOTAL COMMON STOCKS (Cost $829,187,209)                                                        $1,096,630,462          95.4%

------------------------------------------------------------------------------------------------------------------------------
                                                       Par                                                          Percent of
SHORT-TERM INVESTMENTS                                Amount        Coupon       Maturity          Value            Net Assets
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES
U.S. Treasury Bill                                 $38,000,000        N/A        07/05/02      $   37,991,292           3.3%
                                                                                               --------------         -----

VARIABLE RATE DEMAND NOTES(+)
Firstar Bank, N.A.                                     991,209       1.59%                            991,209           0.1
                                                                                               --------------         -----
TOTAL SHORT-TERM INVESTMENTS (Cost $38,984,243)                                                $   38,982,501           3.4%
                                                                                               --------------         -----

TOTAL INVESTMENTS (Cost $868,171,452) ....................................................     $1,135,612,963          98.8%
Other assets and liabilities, net ........................................................         13,686,265           1.2
                                                                                               --------------         -----
TOTAL NET ASSETS .........................................................................     $1,149,299,228         100.0%
                                                                                               ==============         =====

(a)  Non-income producing security.
(b)  Affiliated company. See Note 8 in Notes to Financial Statements.
(c)  Foreign-denominated security.
(d) Illiquid security, pursuant to the guidelines adopted by the Board of Directors.
(e) Valued at fair value using methods determined by the Board of Directors.
(f) 119,048 of the Aphton Corp. shares held are not registered. These restricted shares are illiquid, and valued at fair value using methods determined by the Board of Directors.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2002.

The accompanying Notes to Financial Statements are an integral part of this Schedule.


16   Semi-Annual Report

Statements of Assets and Liabilities                   June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                      SELECT VALUE      VALUE PLUS             VALUE
                                                                          FUND             FUND                FUND
========================================================================================================================
ASSETS:
  Investments in securities, at cost ..............................   $ 70,405,182      $ 71,319,681      $  868,171,452
                                                                      ============      ============      ==============

  Investments in securities, at value .............................   $ 71,600,409      $ 79,108,262      $1,135,612,963
  Cash ............................................................             --                --              14,183
  Receivable from securities sold .................................             --             3,795          16,723,592
  Accrued dividends and interest ..................................         69,190            89,087             790,654
  Prepaid expenses ................................................         20,769            25,353             167,257
                                                                      ------------      ------------      --------------
    Total Assets ..................................................     71,690,368        79,226,497       1,153,308,649
                                                                      ------------      ------------      --------------
LIABILITIES:
  Payable for securities purchased ................................             --                --           3,671,657
  Distributions payable ...........................................             --           127,956                  --
  Accrued expenses ................................................         19,386            23,012             337,764
                                                                      ------------      ------------      --------------
    Total Liabilities .............................................         19,386           150,968           4,009,421
                                                                      ------------      ------------      --------------
TOTAL NET ASSETS ..................................................   $ 71,670,982      $ 79,075,529      $1,149,299,228
                                                                      ============      ============      ==============

NET ASSETS CONSIST OF:
  Paid in capital .................................................   $ 71,460,799      $ 86,618,041      $  815,408,625
  Accumulated undistributed (distribution in excess of)
    net investment income (loss) ..................................         53,927           (26,770)         (3,464,879)
  Accumulated undistributed net realized gains (losses) on
    investments ...................................................     (1,038,971)      (15,304,323)         69,913,587
  Net unrealized appreciation on investments ......................      1,195,227         7,788,581         267,441,895
                                                                      ------------      ------------      --------------
TOTAL NET ASSETS ..................................................   $ 71,670,982      $ 79,075,529      $1,149,299,228
                                                                      ============      ============      ==============


  Shares outstanding, $.001 par value (100,000,000; 100,000,000
    and 150,000,000 shares authorized, respectively) ..............      4,228,375         4,703,224          30,018,442
                                                                      ============      ============      ==============
NET ASSET VALUE, OFFERING PRICE &
REDEMPTION PRICE PER SHARE ........................................   $      16.95      $      16.81      $        38.29
                                                                      ============      ============      ==============

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                              June 30, 2002   17

Statements of Operations                          For the period January 1, 2002 to June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------------------------------------
                                                       SELECT VALUE         VALUE PLUS               VALUE
                                                           FUND                FUND                  FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends ......................................     $    402,552         $   732,783          $  3,918,034
  Interest .......................................           55,634              74,706               676,471
  Foreign tax withholding ........................               --                  --              (480,144)
                                                       ------------         -----------          ------------
    Total investment income ......................          458,186             807,489             4,114,361
                                                       ------------         -----------          ------------
EXPENSES:
  Management fees ................................          205,265             261,050             4,321,330
  Distribution fees ..............................           68,422              93,232             1,440,443
  Transfer agent fees ............................           38,814              70,027               870,097
  Fund accounting fees ...........................           10,824              14,363               214,358
  Custodian fees .................................            3,888               4,456                60,972
  Printing and communications ....................            3,682               3,450                51,617
  Postage ........................................            4,820               7,350                82,574
  Legal fees .....................................            6,532               9,163               159,581
  Registration fees ..............................            3,233               2,446                11,649
  Directors' fees ................................           21,691              22,595                64,806
  Audit fees .....................................           13,912              11,775                29,479
  Other operating expenses .......................            4,497               9,690               174,976
                                                       ------------         -----------          ------------
  Total expenses .................................          385,580             509,597             7,481,882
                                                       ------------         -----------          ------------
NET INVESTMENT INCOME (LOSS) .....................           72,606             297,892            (3,367,521)
                                                       ------------         -----------          ------------
REALIZED & UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
  Net realized gains (losses) on:
    Long positions ...............................       (1,037,620)          4,390,021            72,206,189
  Net decrease in unrealized appreciation on:
    Long positions ...............................       (2,406,438)         (2,535,432)          (32,329,265)
                                                       ------------         -----------          ------------
TOTAL REALIZED & UNREALIZED GAINS (LOSSES)
ON INVESTMENTS ...................................       (3,444,058)          1,854,589            39,876,924
                                                       ------------         -----------          ------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ........................     $ (3,371,452)        $ 2,152,481          $ 36,509,403
                                                       ============         ===========          ============

The accompanying Notes to Financial Statements are an integral part of these Statements.

18   Semi-Annual Report

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               SELECT VALUE FUND                          VALUE PLUS FUND
                                                       ---------------------------------       ----------------------------------
                                                         For the period                          For the period
                                                       January 1, 2002 to                      January 1, 2002 to
                                                         June 30, 2002       Year Ended          June 30, 2002       Year Ended
                                                          (Unaudited)      Dec. 31, 2001           (Unaudited)     Dec.  31, 2001
                                                       ---------------------------------       ----------------------------------
FROM INVESTMENT OPERATIONS:

   Net investment income                                 $    72,606       $   124,317            $   297,892      $   600,298
   Net realized gains (losses) on investments             (1,037,620)          570,747              4,390,021        2,222,160
   Net increase (decrease) in unrealized appreciation
     on investments                                       (2,406,438)        1,754,951             (2,535,432)      11,623,203
                                                         -----------       -----------            -----------      -----------
     Net increase (decrease) in net assets resulting
       from operations                                    (3,371,452)        2,450,015              2,152,481       14,445,661
                                                         -----------       -----------            -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          --           (11,473)              (318,004)        (598,680)
   Net realized gains on investments                              --          (121,925)                    --               --
                                                         -----------       -----------            -----------      -----------
     Net distributions to shareholders                            --          (133,398)              (318,004)        (598,680)
                                                         -----------       -----------            -----------      -----------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued                            62,140,382        34,118,115             34,677,027       17,435,955
   Dividends reinvested                                           --           120,026                185,655          568,650
   Cost of shares redeemed                               (16,560,432)      (18,039,138)           (17,678,507)     (16,146,891)
                                                         -----------       -----------            -----------      -----------
     Net increase in net assets derived
        from capital transactions                         45,579,950        16,199,003             17,184,175        1,857,714
                                                         -----------       -----------            -----------      -----------
TOTAL INCREASE IN NET ASSETS                              42,208,498        18,515,620             19,018,652       15,704,695
NET ASSETS AT THE BEGINNING OF THE PERIOD                 29,462,484        10,946,864             60,056,877       44,352,182
                                                         -----------       -----------            -----------      -----------
NET ASSETS AT THE END OF THE PERIOD                      $71,670,982       $29,462,484            $79,075,529      $60,056,877
                                                         ===========       ===========            ===========      ===========
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
NET INVESTMENT INCOME                                    $    53,927       $   (18,679)           $   (26,770)     $    (6,658)
                                                         ===========       ===========            ===========      ===========


                                                                 VALUE FUND
                                                     ---------------------------------
                                                       For the period
                                                     January 1, 2002 to
                                                        June 30, 2002      Year Ended
                                                         (Unaudited)     Dec. 31, 2001
                                                     ---------------------------------
FROM INVESTMENT OPERATIONS:

   Net investment loss                                $   (3,367,521)   $   (2,750,374)
   Net realized gains on investments                      72,206,189       133,503,310
   Net increase (decrease) in unrealized appreciation
     on investments                                      (32,329,265)      109,750,240
                                                      --------------    --------------
   Net increase in net assets resulting
     from operations                                      36,509,403       240,503,176
                                                      --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net realized gains on investments                      (5,781,276)     (138,760,391)
                                                      --------------    --------------
     Net distributions to shareholders                    (5,781,276)     (138,760,391)
                                                      --------------    --------------
CAPITAL TRANSACTIONS:

   Proceeds from shares issued                           202,727,600       288,535,089
   Dividends reinvested                                    5,578,254       128,133,812
   Cost of shares redeemed                              (182,950,032)     (320,727,458)
                                                      --------------    --------------
     Net increase in net assets derived
        from capital transactions                         25,355,822        95,941,443
                                                      --------------    --------------
TOTAL INCREASE IN NET ASSETS                              56,083,949       197,684,228
NET ASSETS AT THE BEGINNING OF THE PERIOD              1,093,215,279       895,531,051
                                                      --------------    --------------
NET ASSETS AT THE END OF THE PERIOD                   $1,149,299,228    $1,093,215,279
                                                      ==============    ==============
UNDISTRIBUTED NET INVESTMENT LOSS                     $   (3,464,879)   $      (97,358)
                                                      ==============    ==============


The accompanying Notes to Financial Statements are an integral part of these Statements.


                                                               June 30, 2002  19

Financial Highlights
--------------------------------------------------------------------------------

SELECT VALUE FUND
--------------------------------------------------------------------------------

                                          For the period
                                        January 1, 2002 to                       For the year ended December 31,
                                           June 30, 2002    -----------------------------------------------------------------------
                                            (Unaudited)       2001           2000          1999          1998           1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period ....... $ 17.30         $ 15.03        $ 11.73       $ 11.94       $ 12.30        $ 10.50
Income (loss) from investment operations:
  Net investment income ....................    0.02            0.08           0.17          0.17          0.30           0.11
  Net realized and unrealized gains
    (losses) on investments ................   (0.37)           2.37           3.41          0.04         (0.10)          2.28
                                             -------         -------        -------       -------       -------        -------
    Total income from investment operations    (0.35)           2.45           3.58          0.21          0.20           2.39
Less distributions from:
  Net investment income ....................      --           (0.02)         (0.14)        (0.17)        (0.30)         (0.11)
  Net realized gains on investments ........      --           (0.16)         (0.14)        (0.25)        (0.26)         (0.48)
                                             -------         -------        -------       -------       -------        -------
     Total distributions ...................      --           (0.18)         (0.28)        (0.42)        (0.56)         (0.59)
                                             -------         -------        -------       -------       -------        -------
Net asset value, end of period ............. $ 16.95           17.30        $ 15.03       $ 11.73       $ 11.94        $ 12.30
                                             =======         =======        =======       =======       =======        =======
TOTAL RETURN ...............................   (2.02)%/(1)/    16.43%         30.63%         1.95%         1.73%         22.91%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (in thousands) . $71,671         $29,462        $10,947       $ 7,118       $ 8,025        $ 7,665
  Percentage of operating expenses before
   interest expense to average net assets ..    1.41%/(3)/      1.48%/(2)/     1.22%/(2)/    0.72%/(2)/    0.00%/(2)/     1.36%/(2)/
  Percentage of interest expense to average       --              --             --            --            --             --
   net assets...............................      --              --           0.00%         0.02%           --             --
  Percentage of net investment income to
   average net assets.......................    0.26%/(3)/      0.78%          1.42%         1.38%         2.37%          1.14%
  Portfolio turnover rate ..................      22%/(1)/       108%           120%          160%           48%            30%

/(1)/Not annualized.
/(2)/If there had been no expense reimbursement or management fee waiver by the Advisor, the percentage of net expenses to average net assets for the years ended December 31, 2001, 2000, 1999, 1998, and 1997 would have been 1.93%, 2.45%, 2.58%, 1.92% and 2.00%, respectively.
/(3)/Annualized.



The accompanying Notes to Financial Statements are an integral part of these Statements.




 20   Semi-Annual Report

Financial Highlights
--------------------------------------------------------------------------------

VALUE PLUS FUND
--------------------------------------------------------------------------------

                                                            For the period
                                                          January 1, 2002 to               For the year ended December 31,
                                                            June 30, 2002       ---------------------------------------------------
                                                             (Unaudited)           2001       2000       1999       1998       1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period ..................       $ 16.12           $ 12.11    $ 13.57    $ 13.80   $  16.13   $  13.73
Income (loss) from investment operations:
  Net investment income ...............................          0.07              0.18       0.25       0.46       0.62       0.48
  Net realized and unrealized gains (losses) on
   investments.........................................          0.69              4.01      (1.42)     (0.25)     (2.32)      3.66
                                                              -------           -------    -------    -------   --------   --------
    Total income (loss) from investment operations ....          0.76              4.19      (1.17)      0.21      (1.70)      4.14
Less distributions from:
  Net investment income ...............................         (0.07)            (0.18)     (0.29)     (0.44)     (0.60)     (0.48)
  Net realized gains on investments ...................            --                --         --         --      (0.03)     (1.26)
                                                              -------           -------    -------    -------   --------   --------
    Total distributions ...............................         (0.07)            (0.18)     (0.29)     (0.44)     (0.63)     (1.74)
                                                              -------           -------    -------    -------   --------   --------
Net asset value, end of period ........................       $ 16.81           $ 16.12    $ 12.11    $ 13.57   $  13.80   $  16.13
                                                              =======           =======    =======    =======   ========   ========
TOTAL RETURN ..........................................          4.71%/(1)/       34.76%     (8.83)%     1.67%    (10.78)%    30.60%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands) ...........        $79,076           $60,057    $44,352    $87,065   $174,314   $336,281
   Percentage of operating expenses before interest
    expense to average net assets .....................          1.37%/(2)/        1.48%      1.36%      1.28%      1.21%      1.12%
   Percentage of interest expense to average net assets            --                --       0.21%      0.11%      0.03%        --
   Percentage of net investment income to average net
    assets.............................................          0.80%/(2)/        1.27%      1.71%      3.05%      3.77%      3.32%
   Portfolio turnover rate ............................            21%/(1)/          80%       121%        82%        64%        74%


/(1)/ Not annualized.

/(2)/ Annualized.


The accompanying Notes to Financial Statements are an integral part of these Statements.




                                                              June 30, 2002   21

Financial Highlights
--------------------------------------------------------------------------------

VALUE FUND
--------------------------------------------------------------------------------

                                                For the period
                                              January 1, 2002 to                   For the year ended December 31,
                                                June 30, 2002      ----------------------------------------------------------------
                                                 (Unaudited)          2001        2000        1999             1998         1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period .......      $    37.25       $    32.98   $  36.50   $    29.29       $    33.87   $    31.65
Income (loss) from investment operations:
  Net investment income (loss) .............           (0.11)           (0.10)     (0.18)       (0.21)/(1)/       0.08         0.17
  Net realized and unrealized gains (losses)
   on investments ..........................            1.34             9.57       0.69         7.52            (3.97)        7.09
                                                  ----------       ----------   --------   ----------       ----------   ----------
    Total income (loss) from investment
     operations ............................            1.23             9.47       0.51         7.31            (3.89)        7.26
Less distributions from:
  Net investment income ....................              --               --         --           --            (0.06)       (0.17)
  Net realized gains on investments ........           (0.19)           (5.20)     (4.03)       (0.10)           (0.63)       (4.87)
                                                  ----------       ----------   --------   ----------       ----------   ----------
    Total distributions ....................           (0.19)           (5.20)     (4.03)       (0.10)           (0.69)       (5.04)
                                                  ----------       ----------   --------   ----------       ----------   ----------
Net asset value, end of period .............      $    38.29       $    37.25   $  32.98   $    36.50       $    29.29   $    33.87
                                                  ==========       ==========   ========   ==========       ==========   ==========
TOTAL RETURN ...............................            3.30%/(2)/      29.45%      2.03%       25.01%          (11.46)%      23.19%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (in thousands) .      $1,149,299       $1,093,215   $895,531   $1,195,067       $1,545,495   $2,126,715
  Percentage of operating expenses before
   interest expense to average net assets ..            1.30%/(3)/       1.29%      1.22%        1.21%            1.15%        1.12%
  Percentage of interest expense to average
   net assets ..............................              --               --       0.06%        0.13%            0.00%          --
  Percentage of net investment income (loss)
   to average net assets ...................           (0.58)%/(3)/     (0.29)%    (0.46)%      (0.70)%           0.22%        0.49%
  Portfolio turnover rate ..................              23%/(2)/         56%        48%          23%              36%          55%


/(1)/ Net investment loss per share is calculated using average shares outstanding.

/(2)/ Not annualized.

/(3)/ Annualized.


The accompanying Notes to Financial Statements are an integral part of these Statements.




22   Semi-Annual Report

                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
(1)  Organization
     Heartland Group, Inc. (the "Corporation") is registered as an open-end management investment company under the Investment Company Act of 1940. The Select Value Fund, Value Plus Fund and Value Fund (the "Funds"), each of which is a diversified fund, are three of the seven series of funds issued by the Corporation at June 30, 2002.

(2)  Summary of Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

     (a) Portfolio securities which are traded on stock exchanges are valued at the last sales price as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security, for which the last sale price during regular trading hours on the day of valuation is available from NASDAQ, is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the London Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

     (c) Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Dividends are recorded on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually. During 2001, the Select Value and Value Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Accordingly, at December 31, 2001, the Select Value and Value Funds recorded reclassifications to decrease undistributed net realized gains on investments or undistributed net investment income and increase paid in capital by $694,372 and $19,225,176, respectively.

     (d) The Funds record security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

     (e) The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, number of funds, net sales, or some combination thereof, as applicable.

     (f) Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful. The Funds had no open futures contracts at June 30, 2002.

     (g) The Funds may each engage in "short sales against the box." These transactions involve selling a security that a Fund owns for delivery at a specified date in the future. Similarly, each of these Funds may also engage in short sales of securities of an issuer ("acquiror") that has publicly announced a proposed or pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror.

          For financial statement purposes, an amount equal to a short sale's settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold short, at value, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position.

     (h) Each Fund may write covered call options and purchase put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Funds may also purchase put and call options. The Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation. The Funds had no transactions in written covered call options during the six month period ended June 30, 2002.

     (i) At June 30, 2002, 1.14% of the Value Fund's net assets were illiquid, as defined pursuant to guidelines established by the Board of Directors.

     (j) The Funds invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

     (k) In May of 1999, Trak Auto entered into a merger agreement with a privately held company that provided for the acquisition of all outstanding shares of Trak Auto. Pursuant to a related settlement agreement dated May 2, 2001, the Value Fund has a receivable, reported as receivable from securities sold, of $49,050 and an unrealized loss of $4,365,459 recorded as of June 30, 2002.

     (l) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



                                                               June 30, 2002  23

(3)  Investment Management Fees and Transactions with Related Parties
     The Funds have management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Select Value and Value Funds pay the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Funds, and the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets of the Fund.

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Investor Services, LLC, (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to 0.25% of their daily net assets. Heartland Investor Services, LLC is an indirect wholly-owned subsidiary of the BISYS Group, Inc. and is an affiliate of the Funds' transfer agent and fund accountant, BISYS Fund Services Ohio, Inc.

     During the period from April 1, 1999 through April 30, 2000, the Advisor contractually committed to waive Select Value Fund fees paid to it and/or pay such Fund's ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent that annual operating expenses exceeded 0.95%. If operating expenses fall below the aforementioned expense limitation, the Fund will begin paying the Advisor for fees previously waived and expenses previously reimbursed. This repayment will continue for up to three years after the end of the fiscal year in which a fee is waived or an expense is paid, subject to any expense limitation then in effect, until the Fund has repaid the Advisor for the entire amount or when such three-year period expires. During the periods April 1, 1999 through December 31, 1999 and January 1, 2000 through April 30, 2000, the Advisor reimbursed the Select Value Fund expenses of $103,217 and $20,498, respectively, which are subject to potential repayment by the Fund, expiring at December 31, 2002 and December 31, 2003, respectively.

     Effective May 1, 2000, the Advisor voluntarily committed to waive fees and/or reimburse expenses of the Select Value Fund to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest and taxes) exceed 1.90%. Effective June 1, 2000, the Advisor modified the waiver for the Select Value Fund to provide for the waiver of fees and/or reimbursements of expenses to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary items) exceed 1.25%. Effective November 30, 2001, the Advisor terminated the voluntary expense waiver.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors' fees to be invested in any of the Funds issued by the Corporation. As of June 30, 2002, $174,773 and $70,921 of deferred Directors' fees were invested in the Select Value and Value Funds, respectively.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(4)  Early Redemption Fee
     For the Value Plus and Value Funds, certain shares purchased on or after October 1, 1999, that were redeemed or exchanged in less than 270 days, are assessed a fee of 1% of the current net asset value of the shares. Beginning May 11, 2001, the holding period was reduced from 270 to 90 days. The fee, applied to shares redeemed or exchanged in the order in which they are purchased, is retained by the Fund for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. Fees for the Value Plus and Value Funds were $42,405 and $253,735, respectively, for the period ended June 30, 2002. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as "paid in capital."

(5)  Investment Transactions
     During the period ended June 30, 2002, the cost of purchases and proceeds from sales of securities, other than short-term obligations, were as follows:

                                                      SELECT            VALUE
                                                    VALUE FUND        PLUS FUND       VALUE FUND
                                                   ------------     ------------    -------------
     Cost of purchases                             $ 52,762,215     $ 33,827,469    $ 246,010,760
     Proceeds from sales                             10,476,593       13,688,744      258,795,354

     The following information for the Funds is presented on an income tax basis as of June 30, 2002:

                                                      SELECT            VALUE
                                                    VALUE FUND        PLUS FUND       VALUE FUND
                                                   ------------     ------------    -------------
     Cost of investments                           $ 70,405,182     $ 71,319,681    $ 868,171,452
                                                   ============     ============    =============
     Gross unrealized appreciation                 $  6,486,150     $ 11,556,961    $ 338,934,687
     Gross unrealized depreciation                   (5,290,923)      (3,768,380)     (71,493,176)
                                                   ------------     ------------    -------------
     Net unrealized appreciation on investments    $  1,195,227     $  7,788,581    $ 267,441,511
                                                   ============     ============    =============

     At December 31, 2001, the Value Plus Fund had a Federal income tax capital loss carryforward of $16,760,737 expiring in 2007. The Value Plus Fund does not intend to make distributions of any future realized capital gains until its Federal income tax capital loss carryforward is completely utilized.

     Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts. At December 31, 2001, the Value Plus and Value Funds deferred, on a tax basis, post-October losses of $2,530,676 and $25,840, respectively.




24  Semi-Annual Report

(6)  Fund Share Transactions
     For the period ended June 30, 2002, Fund share transactions were as follows:

                                                            SELECT            VALUE
                                                          VALUE FUND        PLUS FUND       VALUE FUND
                                                         ------------      -----------     ------------
     Shares issued                                         3,465,072        2,032,244        5,284,479
     Reinvested distributions from net investment
       income & distributions from net realized
       gains on investments                                       --           10,591          143,922
     Shares redeemed                                        (940,107)      (1,064,583)      (4,761,413)
                                                           ---------        ---------        ---------
     Net increase in Fund shares                           2,524,965          978,252          666,988
                                                           =========        =========        =========

For the year ended December 31, 2001, Fund share transactions were as follows:

                                                            SELECT            VALUE
                                                          VALUE FUND        PLUS FUND       VALUE FUND
                                                         ------------      -----------     ------------
     Shares issued                                         2,136,379        1,195,082        7,568,550
     Reinvested distributions from net investment
       income & distributions from net realized
       gains on investments                                    7,804           39,578        3,500,561
     Shares redeemed                                      (1,169,326)      (1,173,616)      (8,873,072)
                                                           ---------        ---------        ---------
     Net increase in Fund shares                             974,857           61,044        2,196,039
                                                           =========        =========        =========

(7)  Litigation
     The Corporation, High-Yield Municipal Bond and Short Duration High-Yield Municipal Funds (the "High-Yield Funds"), as well as the Advisor and certain of its present and former employees, the Corporation's directors, and its independent accountants, were named as defendants in several suits, including a consolidated class action brought by shareholders of the High-Yield Funds. The litigation arose out of a repricing of the securities in those funds in October 2000. On July 18, 2002, pursuant to a stiplation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement under the terms of which the Corporation, its directors, the High-Yield funds, the Advisor and certain of its present and former employees were dismissed and released from all claims in the class action upon establishment of a settlement fund for the benefit of the class plaintiffs. Neither the Corporation nor any of its separate funds, directors or officers were required to contribute to the settlement fund.

(8)  Transactions with Affiliates
     The following companies are affiliated with the Value Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from January 1, 2002 through June 30, 2002. Such companies are defined in Section (2)(a)(3) of the Investment Company Act of 1940:




                                                               June 30, 2002  25

                                                Share                                    Share                       Realized
                                              Balance at                               Balance at                      Gains
Security Name                                Jan. 1, 2002   Purchases      Sales     June 30, 2002    Dividends      (Losses)
------------------------------------------------------------------------------------------------------------------------------------
Access Pharmaceuticals, Inc.                  1,285,500            0             0     1,285,500      $      0     $         0
Almost Family, Inc.                             250,000            0             0       250,000             0               0
American Physicians Services Group              247,100            0        59,900       187,200             0         (53,015)
Aphton Corp.                                    969,334      149,714             0     1,119,048             0               0
Asia Pacific Wire & Cable Corp., Ltd.         1,073,300            0             0     1,073,300             0               0
Badger Meter, Inc.                              200,000            0             0       200,000       100,000               0
Barrett Business Services, Inc.                 500,000            0             0       500,000             0               0
Buckhead America Corporation                    183,600            0       183,600             0             0        (645,379)
Ceres Group, Inc.                             1,000,000            0     1,000,000             0             0       1,672,059
Chronimed, Inc.                                 871,300       43,700             0       915,000             0               0
CINAR Corp. (Class B)                         3,000,000            0             0     3,000,000             0               0
Commonwealth Industries, Inc.                   919,200            0             0       919,200        91,920               0
Datalink Corp.                                  550,000            0             0       550,000             0               0
Discovery Partners International, Inc.        1,363,000            0             0     1,363,000             0               0
Duckwall-ALCO Stores, Inc.                      400,000            0             0       400,000             0               0
eBenX Inc.                                    1,149,200       50,800             0     1,200,000             0               0
FiberMark, Inc.                                 391,600            0             0       391,600             0               0
Gehl Company                                    270,000            0       100,000       170,000             0         801,434
Global-Tech Appliances, Inc.                  1,200,000            0             0     1,200,000             0               0
Hampshire Group, Inc.                           286,200          300             0       286,500             0               0
Harvest Natural Resources, Inc./(3)/          2,033,000      294,000             0     2,327,000             0               0
HMN Financial, Inc.                             300,000            0             0       300,000        96,000               0
Home Federal Bancorp                            268,250            0             0       268,250        77,122               0
Horipro, Inc.                                   720,000            0             0       720,000        25,213               0
Invivo Corp.                                    400,000            0             0       400,000             0               0
John B. Sanfilippo & Son, Inc.                  537,500            0             0       537,500             0               0
Kennedy-Wilson, Inc.                            446,000       54,000             0       500,000             0               0
Lifecore Biomedical, Inc.                       700,000            0       200,000       500,000             0         794,672
Lufkin Industries, Inc.                         400,000            0       200,000       200,000             0       2,204,778
Mapics, Inc.                                  1,240,000            0        77,100     1,162,900             0         209,618
Marten Transport, Ltd.                          335,000            0             0       335,000             0               0
Massbank Corp.                                  200,033       86,717        59,500       227,250       122,694       1,229,853
Matrix Pharmaceutical, Inc.                   2,100,000            0     2,100,000             0             0       2,062,205
Medtox Scientific Inc.                          179,080/(2)/ 221,630             0       400,710             0               0
MFRI, Inc.                                      470,000            0             0       470,000             0               0
Moore Medical Corp.                             242,700       39,900             0       282,600             0               0
NABI                                          2,500,000            0             0     2,500,000             0               0
National Home Health Care Corp.                 420,000/(1)/  21,000             0       441,000             0               0
Navigant Consulting, Inc.                     3,335,200      164,800             0     3,500,000             0               0
Nissui Pharmaceutical Company, Ltd.             938,000/(2)/       0             0       938,000        33,260               0
O.I. Corp.                                      250,000            0        50,000       200,000             0          85,745
Oil Dri Corporation of America                  450,000            0             0       450,000        90,000               0
Ontrack Data International                      550,000            0       550,000             0             0       3,017,202
Orthologic Corp.                              2,200,000            0             0     2,200,000             0               0
Osteotech, Inc.                                 950,000            0           100       949,900             0              28
Outlook Group Corp.                             380,400            0             0       380,400             0               0
Pointe Financial Corp.                          111,000            0             0       111,000        11,100               0
Preserver Group, Inc.                           200,000            0       200,000             0             0        (772,898)
Ramsay Youth Services, Inc.                     806,400            0        35,000       771,400             0          80,783
The Rottlund Company, Inc.                      500,000            0       500,000             0             0       1,788,794
Sholodge, Inc.                                  530,000            0             0       530,000             0               0
SIFCO Industries, Inc.                          265,600            0         5,200       260,400             0           8,241
Spacelabs Medical, Inc.                         592,700            0       208,800       383,900             0        (400,257)
Spar Group, Inc.                              1,568,100            0             0     1,568,100             0               0
Summit Bank Corp.                                92,160        7,840             0       100,000        36,000               0
Trover Solutions, Inc./(4)/                     568,300       31,700             0       600,000             0               0
US Oncology Inc.                              4,500,000            0       192,900     4,307,100             0         486,193
Wackenhut Corrections Corp. (Class B)           600,000            0       600,000             0             0      11,965,571
Zindart Limited                                 563,000            0             0       563,000             0               0
                                                                                                      --------     -----------
                                                                                                      $683,309     $24,535,627
                                                                                                      ========     ===========

/(1)/ Adjusted for 5% stock dividend.
/(2)/ Adjusted for 10% stock dividend.
/(3)/ Name changed from Benton Oil and Gas, effective May 21, 2002.
/(4)/ Name changed from Healthcare Recoveries, effective January 17, 2002.


                      END OF NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



26  Semi-Annual Report

                                   MANAGEMENT

Heartland is governed by a Board of Directors that oversees its business affairs, and meets regularly to review the Fund's investments, performance and expenses. The Board elects the officers of Heartland and hires the Funds' service providers, including the Funds' investment advisor, Heartland Advisors, Inc. The policy of Heartland is that the majority of Board members are independent of Heartland Advisors. The Directors and officers of Heartland are listed below, together with their principal occupations during the past five years.

          Name,        Position(s) Held   Term of Office        Principal                       Number of              Other
      Address and       with Heartland    and Length of     Occupations During               Heartland Funds       Directorships
     Date of Birth        Group, Inc.      Time Served        Past Five Years             Overseen by Director    Held by Director
------------------------------------------------------------------------------------------------------------------------------------
William J Nasgovitz/(1)/  President and    Since 12/84   President, Chief Executive                 4                   None
789 N. Water Street       Director                       Officer and Director, Heartland
Milwaukee, WI 53202                                      Advisors, Inc., since 1982.
10/8/44
------------------------------------------------------------------------------------------------------------------------------------
Hugh F. Denison/(2)/      Director         Since 5/89    Educator; Shareholder Ombudsman,           4                   None
789 N. Water Street                                      Heartland Advisors, Inc., since
Milwaukee, WI 53202                                      January 1998; Vice President,
4/14/46                                                  Director of Research and Director,
                                                         Heartland Advisors, 1988 to 1996.
------------------------------------------------------------------------------------------------------------------------------------
Jon D. Hammes             Director         From 12/85    President, Hammes Company                  4                   None
Suite 250,                                 to 2/88;      (healthcare service and
18000 W. Sarah Lane                        Since 5/93    development company) since 1991.
Brookfield, WI 53045
2/17/48
------------------------------------------------------------------------------------------------------------------------------------
A. Gary Shilling          Director         Since 4/95    President, A. Gary Shilling &              4                   None
500 Morris Avenue                                        Company Inc. (economic consultants
Springfield, NJ 07081                                    and investment advisors), since 1978.
5/25/37
------------------------------------------------------------------------------------------------------------------------------------
Allan H. Stefl            Director         Since 10/98   Senior Vice President, Nestle USA,         4                   None
800 N. Brand Blvd.                                       since 1993.
Glendale, CA 91203
8/24/43
------------------------------------------------------------------------------------------------------------------------------------
Linda F. Stephenson       Director         Since 5/94    President and Chief Executive Officer,     4                   None
#1200                                                    Zigman Joseph Stephenson (a public
735 W. Wisconsin Ave.                                    relations and marketing communications
Milwaukee, WI 53233                                      firm), since 1989.
1/30/41
------------------------------------------------------------------------------------------------------------------------------------
Jilaine Hummel Bauer      Vice President   Since 1/98    Senior Vice President and General         N/A                  N/A
789 N. Water Street       and Secretary                  Counsel, Heartland Advisors, Inc.,
Milwaukee, WI 53202                                      since January 1998; Secretary,
8/16/55                                                  Heartland Advisors, Inc., since
                                                         August 1999; Senior Vice President,
                                                         Stein Roe & Farnham Incorporated,
                                                         1992 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Paul T. Beste             Vice President   Since 9/97    Secretary and Treasurer, Heartland        N/A                  N/A
789 N. Water Street                                      Value Manager, LLC., since August
Milwaukee, WI 53202                                      2000; Chief Operating Officer,
1/23/56                                                  Heartland Advisors, Inc., since
                                                         December 1999 and Director, Heartland
                                                         Advisors, Inc., since June 2000;
                                                         Senior Vice President - Investment
                                                         Operations, Heartland Advisors, Inc.,
                                                         September 1998 to December 1999;
                                                         Investment Operations Officer,
                                                         Heartland Advisors, 1997 to 1998;
                                                         Director of Taxes/Compliance,
                                                         Strong Capital Management, Inc.,
                                                         1992 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Nicole J. Best            Treasurer and    Since 6/00    Senior Vice President and Treasurer,      N/A                  N/A
789 N. Water Street       Principal                      Heartland Advisors, Inc., since
Milwaukee, WI 53202       Accounting                     March 2001; employed by Heartland
9/2/73                    Officer                        Advisors, Inc., in other capacities
                                                         since March 1998; employed by Arthur
                                                         Andersen LLP, 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------

/(1)/ Mr. Nasgovitz is considered to be an "interested person" (as defined in the 1940 Act) of Heartland Group, Inc. because of his position as its President and as president of Heartland Advisors, Inc.

/(2)/ Mr. Denison is considered to be an "interested person" (as defined in the 1940 Act) of Heartland Group, Inc. because of his position with Heartland Advisors, Inc.

The standing committees of Heartland's Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Jon D. Hammes, A. Gary Shilling, Allan H. Stefl and Linda F. Stephenson. Mr. Shilling serves as chairman of the audit committee and Ms. Stephenson serves as chairperson of the nominating committee.

The audit committee annually recommends the selection of the independent public accountants for the Funds to the Board and oversees the preparation of each Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Funds' financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the system and operating procedures employed in connection with the preparation of each Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee had 4 meetings during the fiscal year ended December 31, 2001.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The nominating committee does not accept recommendations for nominations by shareholders of the Funds. The nominating committee had no meetings during the fiscal year ended December 31, 2001.




                                                               June 30, 2002  27

                                  DEFINITIONS
                                  -----------

Please Note...

Defined below are the Alpha, Beta and R-Squared measurements presented for our equity funds. These definitions were provided by Russell Analytics, a division of the Frank Russell Company, highly regarded specialists in investment information and statistics. When calculating these measurements for each Heartland equity fund, we have substituted the Fund's benchmark index for a "market return" as indicated in the presentation for each Fund. For the Select Value, Value Plus and Value Funds, the measurements are based on monthly data for the 3-year period ended 12/31/01.

Alpha is a measure of a portfolio's return in excess of the market return, both adjusted for risk. It is a measure of the manager's contribution to performance due to security selection. A positive Alpha indicates that the portfolio outperformed the market on a risk-adjusted basis, and a negative Alpha indicates the portfolio did worse than the market.

Beta is a measure of the sensitivity of a portfolio's rate of return against those of the market. A Beta greater than 1.00 indicates volatility greater than that of the market.

R-Squared is a measure that indicates the extent to which fluctuations in portfolio returns are correlated with those of the general market. An R-Squared of .75 indicates that 75% of the fluctuation in a portfolio's return is explained by the fluctuation of the market.


Other Definitions

The Dow Jones Industrial Average is computed by summing the prices of the stocks of 30 companies and then dividing that total by an adjusted value-one which has been adjusted over the years to account for the effects of stock splits on the prices of the 30 companies. It is not possible to invest directly in an index.

The NASDAQ Composite Index includes all stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in an index.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company's per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company's operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

S&P 500 Barra Growth Index is an unmanaged index of companies within the S&P 500 Index that have the highest price-to-book ratios within the higher 50 percentile of market capitalizations. It is not possible to invest directly in an index.

S&P 500 Barra Value Index is an unmanaged index of companies within the S&P 500 Index that have the lowest price-to-book ratios within the lower 50 percentile of market capitalizations. It is not possible to invest directly in an index.

S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries. It is not possible to invest directly in an index.

S&P MidCap 400 Barra Growth Index is an unmanaged index of companies within the S&P MidCap 400 Index that have the highest price-to-book ratios within the higher 50 percentile of market capitalizations. It is not possible to invest directly in an index.

S&P MidCap 400 Barra Value Index is an unmanaged index of companies within the S&P MidCap 400 Index that have the lowest price-to-book ratios within the lower 50 percentile of market capitalizations. It is not possible to invest directly in an index.

S&P MidCap 400 Index includes stocks in the middle capitalization range, excluding mid-cap stocks already included in the S&P 500 Index. It is not possible to invest directly in an index.

Value Line Index represents 1,700 companies from the New York and American Stock Exchanges and the over-the-counter market. Each of the 1,700 stocks, regardless of market price or total market value, are weighted equally. It is not possible to invest directly in an index.


28  Semi-Annual Report

                      The Heartland Family of Equity Funds

                                Select Value Fund
                                -----------------
                                 Value Plus Fund
                                -----------------
                                   Value Fund
                                -----------------










                                  [LOGO HERE]

                              Individual Investors:
                         1.800.HEARTLN (1.800.432.7856)

                               Financial Advisors:
                   Financial Advisor Services: 1.800.442.6391

                             www.heartlandfunds.com

                  Heartland Investor Services, LLC, Distributor
                               3435 Stelzer Road
                              Columbus, Ohio 43219

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Statements regarding particular securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations.

This material may only be used when preceded or accompanied by a prospectus for the Fund(s) listed on the front cover.

                                                                          020042